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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 10, 2003
Date of earliest event reported: April 4, 2003

HA-LO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-13525
(Commission File Number)

36-3573412
(I.R.S. Employer Identification No.)

707 Skokie Boulevard, Suite 600, Northbrook, IL 60062
(Address of principal executive offices)

(847) 600-3000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        Previously, on February 21, 2003, HA-LO Industries Inc., Lee Wayne Corporation, HA-LO Promotions Acquisition Corp. and HA-LO Holdings BV entered into the Purchase Agreement. On April 4, 2003, the same parties entered into the First Amendment to Purchase Agreement. A copy of the First Amendment to Purchase Agreement is attached hereto as an exhibit and incorporated herein by reference.

        The United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, thereafter issued an order (the "Order") authorizing consummation of the transactions contemplated by the Purchase Agreement as amended by the First Amendment to Purchase Agreement. A copy of the Order is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)
Exhibits
Exhibit No.	Description of Exhibit	Reference
2.1	Purchase Agreement, dated as of February 21, 2003, by and among HA-LO Industries Inc., Lee Wayne Corporation, HA-LO Promotions Acquisition Corp. and HA-LO Holdings BV (incorporated by reference to Exhibit 2 to Form 8-K filed on February 27, 2003).	Incorporated by Reference
2.2	First Amendment to Purchase Agreement, dated as of April 4, 2003, by and among HA-LO Industries Inc., Lee Wayne Corporation, HA-LO Promotions Acquisition Corp. and HA-LO Holdings BV.	Filed Herewith
99	Order, dated April 4, 2003, by the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.	Filed Herewith

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA-LO Industries, Inc. (Registrant)
Date: April 9, 2003	/s/ MARC SIMON Marc Simon Chief Executive Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
Signatures